                                  EXHIBIT 21
                         CYPRUS AMAX MINERALS COMPANY

                        SUBSIDIARIES OF THE REGISTRANT
                             AT DECEMBER 31, 1998

                                                                                        Organized
                                                                                         Under
                         Company                                                        Laws of
------------------------------------------------------------------                      ---------

Cyprus Metals Company                                                                   Delaware
  Cyprus Climax Metals Company                                                          Delaware
     Byner Cattle Company                                                                Nevada
     Amax Metals Recovery, Inc                                                          Delaware
     Copper Market, Inc                                                                  Arizona
     Climax Molybdenum Company                                                          Delaware
       Climax Molybdenum Marketing Corporation                                          Delaware
       Climax Molybdenum B.V.                                                        The Netherlands
     Climax Molybdenum GmbH                                                             Germany
     Climax Molybdenum S.R.L.                                                            Italy
     Cyprus Amax del Peru Corporation                                                   Delaware
     Cyprus Amax Finance Chile Corporation                                              Delaware
     Cyprus Amax PNG Holdings, Inc.                                                     Delaware
     Cyprus Bagdad Copper Corporation                                                   Delaware
     Cyprus Copper Marketing Corporation                                                Delaware
     Cyprus El Abra Corporation                                                         Delaware
       Sociedad Contractual Minera El Abra - (51%) (a)                                   Chile
     Cyprus Miami Mining Corporation                                                     Delaware
     Cyprus Pima Mining Company - (75.01%) (b)                                          California
     Cyprus Pinos Altos Corporation                                                     Delaware
     Cyprus Rod Chicago Corporation                                                     Delaware
     Cyprus Sierrita Corporation                                                        Delaware
       Las Quintas Serenas Water Co. - (59%) (c)                                        Arizona
     Cyprus Tohono Corporation                                                          Delaware
     Cyprus Tonopah Mining Corporation                                                  Delaware
     Mt. Emmons Mining Company                                                          Delaware
       Silver Springs Ranch, Inc.                                                       Colorado
     Sociedad Minera Cerro Verde S.A. - (82.5%) (d)                                      Peru
  Cyprus Gold Company                                                                   Delaware
     Cyprus Copperstone Gold Corporation                                                Delaware
     Cyprus Amax Australia Corporation                                                  Delaware

                                                                                      Organized
                                                                                        Under
                                                                                       Laws of
                        Company                                                       ---------
-----------------------------------------------------------

  Cyprus Exploration and Development Corporation                                        Delaware
     Cyprus Amax China Corporation                                                      Delaware
     Cyprus Amax Ghana Corporation                                                      Delaware
     Cyprus Amax Indonesia Corporation                                                  Delaware
       PT Cyprus Amax Indonesia - (95%) (e)                                             Indonesia
     Cyprus Amax Philippines Corporation                                                Delaware
     Cyprus Amax Zambia Corporation                                                     Delaware
     Cyprus Amax Zimbabwe Corporation                                                   Delaware
     Cyprus Canada Inc                                                                  Canada
     Cyprus Gold Exploration Corporation                                                Delaware
     Cyprus Metals Exploration Corporation                                              Delaware
     Cyprus Minera de Panama, S.A.                                                      Panama
     Iriana Senggeh (Bermuda) Ltd.                                                      Bermuda
       PT Cyprus Amax Iriana - (85%) (f)                                                Indonesia
     Minera Cyprus Antacori Corporation                                                 Delaware
       Rio Blanco Exploration, LLC - (50%)  (g)                                         Colorado
  Compania Mexicana de Exploracion Cyprus, S.A. de C.V.                                 Mexico
  Cyprus Mexico Corporation                                                             Delaware
  Cyprus Minera de Chile Inc.                                                           Delaware
  Minera Cuicuilco S.A. de C.V.                                                         Mexico
  Servicios Cyprus S.A. de C.V.                                                         Mexico
  Cyprus Specialty Metals Company                                                       Delaware
  Cyprus Zinc Corporation                                                               Delaware

Cyprus Amax Kansanshi Holdings Limited                                                  Ireland
  Cyprus Amax Kansanshi PLC - (17.8%) (h)                                               Zambia


Cyprus Amax Chile Holdings, Inc.                                                        Delaware
  Minera Cyprus Chile Limitada - (90.33%) (j)                                           Chile
  Minera Cyprus Amax Chile Limitada -   (67%) (i)                                       Chile


Cyprus Mines Corporation                                                                Delaware
  Cyprus Amax Minerals Japan Corporation                                                Delaware

Amax Nickel Overseas Ventures, Inc.                                                     Delaware
American Metal Climax, Inc.                                                             Delaware
Ametalco Inc.                                                                           New York
  Ametalco Limited                                                                      England
     Climax Molybdenum U.K. Limited                                                     England
Climax Canada Ltd.                                                                      Delaware

                                                                                      Organized
                                                                                        Under
                           Company                                                    Laws of
----------------------------------------------------------------                      ---------

Amax Energy Inc.                                                                        Delaware
  Amax Zinc (Newfoundland) Limited                                                      Delaware
  Cyprus Meullaboho Coal Mining Limited                                                 Bermuda
  Cyprus Amax Coal Company                                                              Delaware
     Alliance Power Marketing, Inc.                                                     Delaware
     Cyprus Amax Coal Sales Corporation                                                 Delaware
     Cyprus Amax Royalty Company                                                        Delaware
     Cyprus Australia Coal Company                                                      Delaware
       McIlwraith McEacharn Pty Limited                                                 Australia
       McIlwraith Mining Pty Limited                                                 New South Wales
       Oakbridge Pty Limited - (47.96%)  (k)                                         New South Wales
       Cyprus Springvale Pty Limited                                                 New South Wales
       Cyprus (Queensland) Pty Limited                                               New South Wales
     Cyprus Coal Development Corporation                                                Delaware
     Cyprus Coal Equipment Company                                                      Delaware
     Cyprus Consolidated Resources Corporation                                          Delaware
     Cyprus Cumberland Resources Corporation                                            Delaware
     Cyprus Emerald Resources Corporation                                               Delaware
     Cyprus Empire Corporation                                                          Delaware
     Cyprus Freeport Resources Corporation                                              Delaware
     Cyprus River Processing Corporation                                                Delaware
     Pennsylvania Land Holdings Corporation                                             Delaware
     Pennsylvania Services Corporation                                                  Delaware
     Cyprus Shoshone Coal Corporation                                                   Delaware
     Cyprus Plateau Mining Corporation - (85%) (l)                                      Delaware
     Colorado Yampa Coal Company                                                        Delaware
     Twentymile Coal Company                                                            Delaware
     Amax Coal West, Inc.                                                               Delaware
     Amax Land Company                                                                  Delaware
     Maple Meadow Mining Company                                                        Delaware
     Cyprus Amax Midwest Holding Company                                                Delaware
       Castle Gate Holding Company                                                      Delaware
       Delta Mine Holding Company                                                       Delaware
       Wabash Mine Holding Company                                                      Delaware
       Warrick Holding Company                                                          Delaware

Kinross Gold Corporation - (30.42%) (m)                                                 Ontario

Amax de Chile, Inc.                                                                     Delaware
Amax Exploration, Inc.                                                                  Delaware
Amax Exploration (Ireland), Inc.                                                        Delaware
Amax Investment (France), Inc.                                                          Delaware
Amax Research & Development, Inc.                                                       Delaware

                                                                                       Organized
                                                                                         Under
                    Company                                                             Laws of
--------------------------------------------------------                               ---------
Amax Arizona, Inc.                                                                       Nevada
Amax Copper, Inc.                                                                       Delaware
Amax Realty Development, Inc.                                                           Bermuda
Amax Specialty Coppers Corporation                                                      Delaware
Amax Specialty Metals (Driver), Inc.                                                    Delaware
Blackwell Zinc Company, Inc.                                                           New York
CAM Receivables Corporation                                                             Delaware
Cyprus Amax Finance Corporation                                                         Delaware
Missouri Lead Smelting Company                                                          Delaware



(a)  49% owned by Corporacion Nacional del Cobre de Chile
(b)  24.99% owned by BHP Minerals International Inc.
(c)  34% owned by John and Mary Gay; 7% owned by various individuals
(d) 9.2% owned by Cia. De Minas Buenaventura S.A.; 8.3% owned by various individuals
(e)  5% owned by Cyprus Amax Australia Corporation
(f)  10% owned by Iriana Bonggo Pte Ltd.; 5% owned by PT Pura Grahasentosa
(g)  50% owned by Newcrest International Pty. Ltd.
(h)  82.2% owned by Zambia Consolidated Copper Mines Limited
(i)  33% owned by Cyprus Specialty Metals Company
(j)  9.67% owned by Cyprus Exploration and Development Corporation
(k) 25.62% owned by Tomen Corporation; 23.57% owned by Nippon Oil (Australia) Pty. Ltd.; 2.85% owned by Kawasho Corporation. One fully paid "A" Class ordinary share owned by McIlwraith Mining Pty Limited.
(l) 12% owned by Mitsubishi Development Pty. Ltd.; 3% owned by Mitsubishi International Corporation
(m) 15.48% owned by Cyprus Amax Minerals Company; 8.57% owned by Amax Energy Inc.; 4.20% owned by Cyprus Gold Company; 2.17% owned by Minera Cyprus Amax Chile Limitada